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                                                                   EXHIBIT 99.1

PRESS RELEASE OF META GROUP, INC.
Wednesday, March 7, 2001, 7:09 p.m. Eastern Time


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208 Harbor Drive, P.O. Box 120061, Stamford, CT 06912-0061   o  metagroup.com  o  (800) 945-META   o   Fax: (203) 359-8066
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PRESS RELEASE


         META GROUP TO REPORT FOURTH-QUARTER AND YEAR-END 2000 FINANCIAL

       RESULTS AND HOST A PUBLICLY AVAILABLE CONFERENCE CALL ON WEDNESDAY,

                                    MARCH 14

STAMFORD, Conn. (March 7, 2001)

WHO:        META Group, Inc. (Nasdaq: METG), a leading information technology
            (IT) research and consulting firm.

WHAT: Will report financial results for the fourth quarter and twelve months ended December 31, 2000, after the market close on Wednesday, March 14, 2001. META Group will hold a conference call at 5:00 pm Eastern Time the same day, Wednesday, March 14, to discuss its financial results, quarterly and fiscal year highlights, and current expectations regarding its future performance.

WHERE: All interested parties are invited to listen to the call live over the Internet at http://www.vcall.com.

            To listen to the call live, persons should go to the above Web site at least 15 minutes prior to the start of the call to register, and to download and install any necessary computer audio software. For persons unable to listen to the live Internet broadcast, a replay will be available shortly after the call on the VCall site for 30 days. A link to the VCall conference call replay will also be posted on META Group's Web site, HTTP://WWW.METAGROUP.COM.
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ABOUT META GROUP
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META Group is a leading research and consulting firm, focusing on information technology and business transformation strategies. Delivering objective, consistent, and actionable guidance, META Group enables organizations to innovate more rapidly and


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effectively. Our unique collaborative models help clients succeed by building speed, agility, and value into their IT and business systems and processes. Connect with http://www.metagroup.com for more details.


CONTACT:    Alison Ziegler/Beth Lewis                 Peter Ward
            The Financial Relations Board Inc.        META Group Inc.
            (212) 661-8030/(617) 369-9242             (203) 973-6700


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